UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2009 (November 20, 2009)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	Entry into a Material Definitive Agreement

On November 20, 2009, Gastar Exploration Ltd. (the “Company”), the lenders party thereto, and Amegy Bank National Association (“Amegy”), as administrative agent, entered into a $17.0 million secured term loan agreement (the “Term Loan”). Concurrent with the execution of the Term Loan, the Company drew $17.0 million and used the proceeds from such incurrence, net of transaction costs and loan fees, together with cash on hand, to repay all $19.7 million of its outstanding 9.75% convertible senior unsecured subordinated debentures due November 20, 2009 (the “Convertible Subordinated Debentures”). See Item 1.02 hereof for additional information regarding the full repayment of the Convertible Subordinated Debentures.

Interest on borrowings under the Term Loan accrues and is payable at a daily interest rate equal to the Prime Rate (as defined in the Term Loan) for the relevant day converted to a daily rate on the basis of a 365 or 366 day year, as the case may be, determined on the basis of actual days elapsed. The Prime Rate is based on a per annum interest rate equal to the interest rate announced by Amegy from time to time as its general rate of interest. Amounts outstanding under the Term Loan may be prepaid prior to maturity, together with all accrued and unpaid interest relating to the amount prepaid, without prepayment penalty. The Term Loan contains various covenants, including restrictions on liens, restrictions on incurring other indebtedness without the lenders’ consent, restrictions on dividends and other restricted payments, and restrictions on entering into certain transactions. The Term Loan matures on January 19, 2010.

Amounts outstanding under the Term Loan are secured by a second priority lien on all of the issued and outstanding shares of common stock of Gastar Exploration USA, Inc. (“Gastar USA”), a wholly owned subsidiary of the Company, pursuant to the Second Lien Security Agreement (Pledge) dated November 20, 2009 (the “Second Lien”), by and between the Company and Amegy as administrative agent for the lenders under the Term Loan. Additionally, amounts outstanding under the Term Loan are secured by a security interest in all funds of the Company now or hereafter on deposit with Amegy or each of the lenders that are party to the Term Loan.

In order to provide for the Company’s borrowings under the Term Loan and related repayments and the granting of the Second Lien, on November 20, 2009, Gastar USA, together with the Company and certain of its subsidiaries as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”), and Amegy as administrative agent (the “Administrative Agent”), entered into the Consent and First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) amending that certain Amended and Restated Credit Agreement dated October 28, 2009, as amended (the “Revolving Credit Facility”), by and among Gastar USA, the Guarantors, the Lenders and the Administrative Agent. In addition to permitting the incurrence of debt under the Term Loan and the Company’s granting of the Second Lien, the First Amendment also amended the Revolving Credit Facility, by, among other things, reducing the borrowing base from $47.5 million to $30.5 million until the Term Loan has been repaid in full, upon which the borrowing base will be automatically increased to $47.5 million until the next scheduled borrowing base redetermination.

The foregoing descriptions of the Term Loan, the Second Lien and the First Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein.

ITEM 1.02	Termination of a Material Definitive Agreement

On November 20, 2009, immediately following the Company’s entry into the Term Loan and subsequent borrowing thereunder as set forth in Item 1.01 hereof, the Company repaid and retired in full its remaining Convertible Subordinated Debentures and thereby discharged all of its obligations under the governing Indenture (defined below) by tendering payment of approximately $20.2 million, including accrued and unpaid interest and fees, to the Trustee (defined below) and requesting the cancellation of the Convertible Subordinated Debentures by the Trustee.

On November 12, 2004, the Company issued $30.0 million aggregate principal amount of Convertible Subordinated Debentures in a private placement pursuant to an Indenture dated November 12, 2004 by and between the Company and CIBC Mellon Trust Company, as trustee (the “Trustee”). The Convertible Subordinated Debentures had a term of five years, maturing on November 20, 2009, and bore interest at 9.75% per annum, payable quarterly.

During the third quarter of 2009, the Company used a portion of the proceeds from the sale of its non-producing Australian assets to repay, at par, $10.3 million aggregate principal amount of the Convertible Subordinated Debentures that had been tendered to the Company for early retirement.

A copy of the Indenture, previously filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-1, filed on August 12, 2005, is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated by reference herein and so disclosed in this Item 2.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits filed or furnished, as indicated, as part of this Form 8-K: Where so noted, exhibits that were previously filed are incorporated herein by reference.

Exhibit No.	Description of Document
4.1	Indenture dated November 12, 2004 by and between Gastar Exploration Ltd. and CIBC Mellon Trust Company, as trustee for the 9.75% Convertible Senior Unsecured Subordinated Debenture (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-1, filed on August 12, 2005. (Registration No. 333-127498)).

10.1	$17.0 Million Term Loan Agreement dated November 20, 2009 by and among Gastar Exploration Ltd., Amegy Bank National Association as Administrative Agent, and the Lenders party thereto.

10.2	Second Lien Security Agreement (Pledge) effective as of November 20, 2009, by Gastar Exploration Ltd. in favor of Amegy Bank National Association as agent for the Lenders party to the $17.0 Million Term Loan Agreement dated November 20, 2009 by and among Gastar Exploration Ltd., Amegy Bank National Association as Administrative Agent, and the Lenders party thereto.

10.3	Consent and First Amendment to Amended and Restated Credit Agreement dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: November 25, 2009	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1	Indenture dated November 12, 2004 by and between Gastar Exploration Ltd. and CIBC Mellon Trust Company, as trustee for the 9.75% Convertible Senior Unsecured Subordinated Debenture (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-1, filed on August 12, 2005. (Registration No. 333-127498)).

10.1	$17.0 Million Term Loan Agreement dated November 20, 2009 by and among Gastar Exploration Ltd., Amegy Bank National Association as Administrative Agent, and the Lenders party thereto.

10.2	Second Lien Security Agreement (Pledge) effective as of November 20, 2009, by Gastar Exploration Ltd. in favor of Amegy Bank National Association as agent for the Lenders party to the $17.0 Million Term Loan Agreement dated November 20, 2009 by and among Gastar Exploration Ltd., Amegy Bank National Association as Administrative Agent, and the Lenders party thereto.

10.3	Consent and First Amendment to Amended and Restated Credit Agreement dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent.

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